NATIONWIDE MUTUAL FUNDS
Nationwide HighMark Bond Fund
Nationwide HighMark California Intermediate Tax Free Bond Fund
Nationwide HighMark National Intermediate Tax Free Bond Fund
Nationwide HighMark Short Term Bond Fund
Nationwide Ziegler Wisconsin Tax Exempt Fund

Supplement dated December 20, 2013
to the Prospectus dated November 29, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

At its meeting on December 11, 2013, the Board of Trustees of the Nationwide Mutual Funds (“NMF”) approved the addition of Class C shares of all NMF funds that offer Class C shares to the NMF Administrative Services Plan (the “Plan”), effective as of March 1, 2014 (the “Effective Date”), providing for the payment of administrative services fees of up to 0.25% by Class C shares to financial intermediaries who provide administrative shareholder services to Class C shareholders.  The addition of Class C shares to the Plan is part of a restructuring of how the NMF funds currently pay for intermediary shareholder support services (“Services Fees Restructuring”).  Currently, these fees are paid either as (i) administrative services fees pursuant to the terms of the Plan, which are class specific, or as (ii) fees payable by a fund across all of its share classes (“Fund Fees”), depending on the intermediary.  No intermediary receives payments from both the Plan and Fund Fees.  As of the Effective Date, the NMF funds will no longer pay Fund Fees and will instead make payments for administrative shareholder services solely pursuant to the Plan.  However, the Services Fees Restructuring will not have an impact on the current total annual operating expenses of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE